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                                                                 EXHIBIT 23.2


                          CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated February 28, 1997, with respect to the consolidated financial statements of Indiana Federal Corporation for the year ended December 31, 1996 included in the Current Report on Form 8-K of Pinnacle Financial Services, Inc.



                                        /s/ Ernst & Young LLP



Chicago, Illinois
February 11, 1998